SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 August 23, 2005


                         The Estee Lauder Companies Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                                          11-2408943
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)


767 Fifth Avenue, New York, New York                     10153
(Address of principal executive offices)               (Zip Code)


                         Commission File Number: 1-14064


                                  212-572-4200
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement

           On August 23, 2005, the Company's Compensation Committee approved the payment of cash bonuses for the fiscal year ended June 30, 2005, to the Company's named executive officers pursuant to the Company's Executive Annual Incentive Plan in the following amounts:


Named Executive Officer                           Fiscal 2005 Bonus Amount
-----------------------                           ------------------------

Leonard A. Lauder                                             $1,620,000
William P. Lauder                                              1,800,000
Daniel J. Brestle                                              1,575,000
Patrick Bousquet-Chavanne                                      1,422,500
Philip Shearer                                                 1,435,300



           Bonuses for Leonard A. Lauder and William P. Lauder were based on the levels of achievement of net sales and earnings per share targets by the Company in fiscal 2005. The bonuses for Daniel J. Brestle, Patrick Bousquet-Chavanne and Philip Shearer were based on the levels of achievement of the net sales target for the Company for the last six months of fiscal 2005 and earnings per share targets for the Company for the full fiscal year and the last six months of fiscal 2005. Portions of the bonus for Messrs. Brestle, Bousquet-Chavanne and Shearer were also based on levels of achievement of full-year goals for the respective groups of business units each was responsible for at the start of fiscal 2005, including net sales for the group (measured by overall net sales and by retail sell-through in the United States), operating margin, expense control, working capital relating to inventory and planning accuracy.












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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                   THE ESTEE LAUDER COMPANIES INC.

Date: August 25, 2005              By: /s/ Amy DiGeso
                                       -----------------------------------
                                       Amy DiGeso
                                       Senior Vice President - Global
                                       Human Resources




























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